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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 2000, relating to the financial statements, which appears in Vastar Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                       /s/PRICEWATERHOUSECOOPERS LLP


Houston, Texas
March 14, 2000